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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 6, 2008 (January 22, 2008)
Date of Report (Date of earliest event reported)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

505 Fifth Avenue
New York, New York 10017
(Address of principal executive offices, including zip code)

(212) 771-0505
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Exhibit Index Appears on Page 4.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SEC 873 (11-06)

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Pursuant to this Form 8-K/A, the registrant amends the report on Form 8-K, previously filed with the Securities and Exchange Commission with respect to the registrant on January 23, 2008 to correct a typographical error made in the opinion as to legality, filed as Exhibit 5.1 to such report on Form 8-K.

More specifically, paragraph (d) on page 2 of the opinion as to legality, filed as Exhibit 5.1 to such report on Form 8-K, inadvertently stated that the registrant’s by-laws were last amended on December 10, 2007. The registrant’s by-laws were subsequently amended in a manner not material to such opinion as to legality on January 15, 2008.

Accordingly, paragraph (d) on page 2 of the opinion as to legality, filed as Exhibit 5.1 to such report on Form 8-K, is being amended hereby to delete the phrase, “, as amended through July 28, 2005 and December 10, 2007, respectively”, appearing in the first (1st) and second (2nd) lines thereof and to insert in lieu thereof the phrase, “, in each case, as amended through the date of this opinion”.

The remainder of such report on Form 8-K remains unchanged from the original filing thereof. A copy of the opinion as to legality, as corrected, is attached as Exhibit 5.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

           (d)      Exhibits

The following exhibits are filed or furnished herewith. The exhibit numbers correspond to those prescribed by Item 601 of Regulation S-K (17 CFR 229.601) .

                     5.1      Opinion of CIT

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.

Dated: February 6, 2008	By:	/s/Glenn A. Votek
Name: Glenn A. Votek
Title: Executive Vice President & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of CIT